                                                                                                Exhibit 99(a)
For additional information contact:                                                                                                        Andrew Moreau 501-905-7962
               VP - Corporate Communications
                   andrew.moreau@alltel.com

            Tim Hicks 501-905-8991
            Director - Investor Relations
            alltel.investor.relations@alltel.com

Release Date: April 27, 2007

Alltel sets records for wireless revenues, operating income in first quarter
Customer additions also reach new highs while churn falls to record lows

LITTLE ROCK, Ark. - Alltel produced double-digit revenue growth and strong customer additions in the first quarter. Alltel reported fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) of 64 cents and fully diluted earnings per share of 63 cents from current businesses, a 47 percent increase from a year ago. For the second quarter in a row, Alltel set a record for net customer additions, which were up 44 percent year-over-year to 237,000.
“This was a record-setting quarter for Alltel in both our financial and operational results. We are continuing to win new customers in the market, as demonstrated by new records in wireless revenues, operating income and customer growth,” said Alltel President and CEO Scott Ford. “At the same time, our company is delivering value to shareholders through our quarterly dividend and the current share repurchase program. In the first quarter we acquired an additional 15.3 million shares for $939 million, bringing our total share repurchases to 44 million shares at an average price of $58. Since the inception of the program, Alltel has returned $2.7 billion to shareholders through dividends and the repurchase program.”
Among the highlights for the first quarter:
•	Revenues were $2 billion, a 13 percent increase from a year ago. Net income under GAAP was $230 million. Net income from current businesses was $225 million, a 34 percent increase from a year ago.
•
Alltel added 867,000 customers, up 8 percent over the same period last year. Post-pay net additions were 109,000, a 102 percent increase, and pre-pay net additions were 128,000, an increase of 15 percent.

•	Post-pay churn was 1.33 percent and total churn was 1.77 percent. Both are record lows for Alltel and year-over-year improvements for the fifth consecutive quarter.
•	Average revenue per wireless customer (ARPU) was $52.49, a 2 percent increase from last year. Data revenue per customer was $4.70, up 64 percent from last year and 14 percent sequentially.
•	Equity free cash flow from current businesses was $359 million, a 36 percent increase. Net cash provided from operations was $561 million.

Alltel operates America’s largest wireless network, which delivers voice and advanced data services nationwide to 12 million customers. Headquartered in Little Rock, Ark., Alltel is a Forbes 500 company with annual revenues of nearly $8 billion.

Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; the potential for adverse changes in the ratings given to Alltel's debt securities by nationally accredited ratings organizations; the uncertainties related to Alltel’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

-end-
Alltel, NYSE: AT
www.alltel.com

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS AND OTHER FINANCIAL INFORMATION
(In thousands, except per share amounts)

	THREE MONTHS ENDED
			Increase
	March 31,	March 31,	(Decrease)
	2007	2006	Amount	%
UNDER GAAP:
Service revenues	$1,880,120	$1,649,148	$230,972	14
Total revenues and sales	$2,078,548	$1,843,233	$235,315	13
Operating income	$354,291	$291,954	$62,337	21
Service revenue operating margin (A)	18.8%	17.7%	1.1%	6
Operating margin (B)	17.0%	15.8%	1.2%	8
Income from continuing operations	$230,283	$134,184	$96,099	72
Net income	$230,138	$297,407	$(67,269)	(23)
Earnings per share:
Basic	$.64	$.77	$(.13)	(17)
Diluted	$.64	$.77	$(.13)	(17)

Weighted average common shares:
Basic	357,180	386,782	(29,602)	(8)
Diluted	359,815	389,676	(29,861)	(8)

Capital expenditures (C)	$169,648	$158,387	$11,261	7
Total assets	$17,575,613	$24,046,118	$(6,470,505)	(27)

FROM CURRENT BUSINESSES (NON-GAAP) (D):
Operating income	$406,518	$348,236	$58,282	17
Service revenue operating margin (A)	21.6%	21.1%	.5%	2
Operating margin (B)	19.6%	18.9%	.7%	4
Net income	$225,437	$168,573	$56,864	34
Earnings per share:
Basic	$.63	$.44	$.19	43
Diluted	$.63	$.43	$.20	47
Equity free cash flow (E)	$359,417	$264,006	$95,411	36

(A) Service revenue operating margin is calculated by dividing operating income by service revenues.
(B) Operating margin is calculated by dividing operating income by total revenues and sales.
(C) Includes capitalized software development costs.
(D) Current businesses excludes the effects of discontinued operations, amortization expense related to acquired, finite-lived intangible assets, gain on disposal of assets and integration expenses and other charges.
(E) Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation expense less capital expenditures, which includes capitalized software development costs as indicated in Note C.

Operating results from current businesses have been reconciled to operating results under GAAP on page 6 of this release.
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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP-Page 2
(In thousands, except per share amounts)

	THREE MONTHS ENDED
	March 31,	March 31,
	2007	2006
Revenues and sales:
Service revenues	$1,880,120	$1,649,148
Product sales	198,428	194,085
Total revenues and sales	2,078,548	1,843,233
Costs and expenses:
Cost of services	610,995	542,784
Cost of products sold	287,509	272,697
Selling, general, administrative and other	469,898	425,696
Depreciation and amortization	349,505	299,312
Integration expenses and other charges	6,350	10,790
Total costs and expenses	1,724,257	1,551,279

Operating income	354,291	291,954
Equity earnings in unconsolidated partnerships	14,979	12,932
Minority interest in consolidated partnerships	(9,694)	(13,895)
Other income, net	7,672	10,791
Interest expense	(46,695)	(84,716)
Gain on disposal of assets	56,548	-
Income from continuing operations before income taxes	377,101	217,066
Income taxes	146,818	82,882
Income from continuing operations	230,283	134,184
Income (loss) from discontinued operations	(145)	163,223
Net income	230,138	297,407
Preferred dividends	20	21
Net income applicable to common shares	$230,118	$297,386

Basic earnings per share:
Income from continuing operations	$.64	$.35
Income (loss) from discontinued operations	-	.42
Net income	$.64	$.77

Diluted earnings per share:
Income from continuing operations	$.64	$.35
Income (loss) from discontinued operations	-	.42
Net income	$.64	$.77

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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS UNDER GAAP-Page 3
(In thousands)

ASSETS			LIABILITIES AND SHAREHOLDERS' EQUITY

	March 31,	December 31,		March 31,	December 31,
	2007	2006		2007	2006

CURRENT ASSETS:			CURRENT LIABILITIES:
Cash and short-term investments	$576,829	$934,228	Current maturities of long-term debt	$75,263	$36,285
Accounts receivable (less allowance for			Accounts payable	487,872	576,126
doubtful accounts of $43,101 and			Advance payments and customer deposits	204,908	186,193
$54,865, respectively)	765,223	807,307	Accrued taxes	204,246	114,109
Inventories	214,362	218,629	Accrued dividends	44,644	46,039
Prepaid expenses and other	82,373	67,665	Accrued interest	49,057	79,281
Assets related to discontinued operations	3,976	4,321	Other current liabilities	153,226	156,471
			Liabilities related to discontinued operations	374	2,761
Total current assets	1,642,763	2,032,150
			Total current liabilities	1,219,590	1,197,265
Investments	184,540	368,871
Goodwill	8,418,777	8,447,013
Other intangibles	2,083,806	2,129,346	Long-term debt	2,661,310	2,697,412
			Deferred income taxes	1,059,562	1,109,479
PROPERTY, PLANT AND EQUIPMENT:			Other liabilities	698,733	677,609
Land	322,142	314,902
Buildings and improvements	973,330	955,061	Total liabilities	5,639,195	5,681,765
Operating plant and equipment	8,144,201	7,933,840
Information processing	1,081,295	1,048,136
Furniture and fixtures	177,268	173,835	SHAREHOLDERS' EQUITY:
Under construction	360,060	495,968	Preferred stock	253	258
			Common stock	350,411	364,572
Total property, plant and equipment	11,058,296	10,921,742	Additional paid-in capital	3,433,180	4,296,786
Less accumulated depreciation	5,971,119	5,690,360	Accumulated other comprehensive income (loss)	(27,042)	9,525
			Retained earnings	8,179,616	7,990,808
Net property, plant and equipment	5,087,177	5,231,382
			Total shareholders' equity	11,936,418	12,661,949
Other assets	114,011	89,455
Assets related to discontinued operations	44,539	45,497
			TOTAL LIABILITIES AND
TOTAL ASSETS	$17,575,613	$18,343,714	SHAREHOLDERS' EQUITY	$17,575,613	$18,343,714

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP-Page 4
(In thousands)

	THREE MONTHS ENDED
	March 31,	March 31,
	2007	2006
Net Cash Provided from Operations:
Net income	$230,138	$297,407
Adjustments to reconcile net income to net cash provided from operations:
Loss (income) from discontinued operations	145	(163,223)
Depreciation and amortization expense	349,505	299,312
Provision for doubtful accounts	37,261	48,700
Non-cash portion of gain on disposal of assets	(56,548)	-
Change in deferred income taxes	12,155	40,487
Other, net	(6,722)	(70)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	3,559	(8,693)
Inventories	4,267	36,664
Accounts payable	(89,778)	(100,635)
Other current liabilities	99,001	(46,801)
Other, net	(21,822)	(18,311)
Net cash provided from operations	561,161	384,837

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(161,855)	(150,673)
Additions to capitalized software development costs	(7,793)	(7,714)
Purchases of property, net of cash acquired	(2,500)	(458,931)
Proceeds from the sale of investments	188,711	-
Proceeds from the return on investments	10,931	8,914
Other, net	(356)	7,319
Net cash provided from (used in) investing activities	27,138	(601,085)

Cash Flows from Financing Activities:
Dividends on common and preferred stock	(45,961)	(147,737)
Repayments of long-term debt	(664)	(689)
Distributions to minority investors	(7,772)	(11,810)
Repurchases of common stock	(938,784)	-
Excess tax benefits from stock option exercises	3,830	3,381
Cash payments to effect conversion of convertible notes	-	(59,848)
Common stock issued	42,448	54,896
Net cash used in financing activities	(946,903)	(161,807)

Cash Flows from Discontinued Operations:
Cash provided from operating activities	1,929	434,471
Cash used in investing activities	(724)	(65,813)
Cash used in financing activities	-	(91,757)
Net cash provided from discontinued operations	1,205	276,901

Effect of exchange rate changes on cash and short-term investments	-	585

Decrease in cash and short-term investments	(357,399)	(100,569)

Cash and Short-term Investments:
Beginning of the period	934,228	982,407
End of the period	$576,829	$881,838

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 5
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED
			Increase
	March 31,	March 31,	(Decrease)
	2007	2006	Amount		%

Controlled POPs	79,575,793	77,292,038	2,283,755		3
Customers	12,060,572	10,827,065	1,233,507		11
Penetration rate	15.2%	14.0%	1.2%		9
Average customers	11,940,660	10,731,389	1,209,271		11
Gross customer additions:
Internal	867,473	805,454	62,019		8
Acquired	-	-	-		-
Total	867,473	805,454	62,019		8
Net customer additions:
Internal	236,634	164,741	71,893		44
Acquired	-	-	-		-
Total	236,634	164,741	71,893		44
Cash costs:
Cost of services	$610,995	$542,784	$68,211		13
Cost of products sold	287,509	272,697	14,812		5
Selling, general, administrative and other	469,898	425,696	44,202		10
Less product sales	198,428	194,085	4,343		2
Total	$1,169,974	$1,047,092	$122,882		12
Cash costs per unit per month (A)	$32.66	$32.52	$.14		-
Revenues:
Service revenues	$1,880,120	$1,649,148	$230,972		14
Less wholesale roaming revenues	154,187	151,003	3,184		2
Less wholesale transport revenues	46,434	10,350	36,084		349
Retail revenues	$1,679,499	$1,487,795	$191,704		13
Average revenue per customer per month (B)	$52.49	$51.23	$1.26		2
Retail revenue per customer per month (C)	$46.88	$46.21	$.67		1
Retail minutes of use per customer per month (D)	651	610	41		7
Postpay churn	1.33%	1.66%	(.33%	)	(20)
Total churn	1.77%	2.00%	(.23%	)	(12)

(A) Cash costs per unit per month is calculated by dividing the sum of the reported cost of services, cost of products sold, selling, general, administrative and other expenses less product sales, as reported in the Consolidated Statements of Income, by the number of average customers for the period.
(B) Average revenue per customer per month is calculated by dividing service revenues by average customers for the period.
(C) Retail revenue per customer per month is calculated by dividing retail revenues (service revenues less wholesale revenues) by average customers for the period.
(D) Retail minutes of use per customer per month represents the average monthly minutes that Alltel's customers use on both the Company's network and while roaming on other carriers' networks.

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 6
(In thousands)

		THREE MONTHS ENDED MARCH 31, 2007
				Income		Income
		Depreciation		Before		From		Basic	Diluted
		and	Operating	Income	Income	Continuing	Net	Earnings	Earnings
		Amortization	Income	Taxes	Taxes	Operations	Income	Per Share	Per Share
Under GAAP		$349,505	$354,291	$377,101	$146,818	$230,283	$230,138	$.64	$.64
Items excluded from measuring results from current businesses:
Amortization expense related to acquired,
finite-lived intangible assets	(A)	(45,877)	45,877	45,877	17,846	28,031	28,031.08		.08
Integration expenses and other charges	(B)	-	6,350	6,350	2,471	3,879	3,879.01		.01
Gain on disposal of assets	(C)	-	-	(56,548)	(19,792)	(36,756)	(36,756)	(.10)	(.10)
Loss from discontinued operations	(E)	-	-	-	-	-	145	-	-
Net increase (decrease)		(45,877)	52,227	(4,321)	525	(4,846)	(4,701)	(.01)	(.01)
From current businesses		$303,628	$406,518	$372,780	$147,343	$225,437	$225,437	$.63	$.63

		THREE MONTHS ENDED MARCH 31, 2006
				Income		Income
		Depreciation		Before		From		Basic	Diluted
		and	Operating	Income	Income	Continuing	Net	Earnings	Earnings
		Amortization	Income	Taxes	Taxes	Operations	Income	Per Share	Per Share
Under GAAP		$299,312	$291,954	$217,066	$82,882	$134,184	$297,407	$.77	$.77
Items excluded from measuring results from current businesses:
Amortization expense related to acquired,
finite-lived intangible assets	(A)	(45,492)	45,492	45,492	17,696	27,796	27,796.07		.07
Integration expenses and other charges	(D)	-	10,790	10,790	4,197	6,593	6,593.02		.01
Income from discontinued operations	(E)	-	-	-	-	-	(163,223)	(.42)	(.42)
Net increase (decrease)		(45,492)	56,282	56,282	21,893	34,389	(128,834)	(.33)	(.34)
From current businesses		$253,820	$348,236	$273,348	$104,775	$168,573	$168,573	$.44	$.43

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 7
(In thousands)
	THREE MONTHS ENDED
	March 31,	March 31,
	2007	2006

Net cash provided from operations	$561,161	$384,837
Adjustments to reconcile to net income under GAAP:
Income (loss) from discontinued operations	(145)	163,223
Depreciation and amortization expense	(349,505)	(299,312)
Provision for doubtful accounts	(37,261)	(48,700)
Non-cash portion of gain on disposal of assets	56,548	-
Change in deferred income taxes	(12,155)	(40,487)
Other non-cash changes, net	6,722	70
Changes in operating assets and liabilities, net of the
effects of acquisitions and dispositions	4,773	137,776
Net income under GAAP	230,138	297,407
Adjustments to reconcile to net income from current businesses,
net of tax (see specific items listed on page 6)	(4,701)	(128,834)
Net income from current businesses	225,437	168,573
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation expense from current businesses	303,628	253,820
Capital expenditures	(169,648)	(158,387)
Equity free cash flow from current businesses	$359,417	$264,006

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 8

As disclosed in the ALLTEL Corporation ("Alltel" or the "Company") Form 8-K filed on April 27, 2007, Alltel has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations, amortization expense related to acquired, finite-lived intangible assets, gain on disposal of assets and integration expenses and other charges. Alltel's purpose for excluding items from the current business measures is to focus on Alltel’s true earnings capacity associated with providing wireless communications services. Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company's operations.

Alltel believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, integration expenses and other business consolidation costs arising from past acquisition and integration activities had on the Company’s GAAP consolidated results of operations. The Company uses results from current businesses as management’s primary measure of the performance of its business operations. Alltel's management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

(A)	Eliminates the effects of amortization expense related to acquired, finite-lived intangible assets.
(B)
The Company incurred $2.6 million of integration expenses related to its acquisitions of Midwest Wireless Holdings ("Midwest Wireless") and wireless properties in Illinois, Texas and Virginia completed during 2006. These expenses primarily consisted of branding, signage and computer system conversion costs. Alltel also recorded a pretax charge of $3.7 million associated with the closing of two call centers consisting of severance and employee benefit costs related to a planned workforce reduction.

(C)
Alltel completed the sale of marketable equity securities that had been acquired in connection with its August 1, 2005 merger with Western Wireless Corporation ("Western Wireless"). In connection with the sale of these securities, Alltel recorded a pretax gain of $56.5 million.

(D)
The Company incurred $10.8 million of integration expenses related to its acquisition of Western Wireless. These expenses consisted of $8.3 million of rebranding costs and $2.5 million of system conversion costs and other integration costs.

(E)
Eliminates the effects of discontinued operations. Loss from discontinued operations in the first quarter of 2007 included an impairment charge of $1.7 million to reflect the fair value less cost to sell of the four rural markets in Minnesota required to be divested, as further discussed below.

As a condition of receiving approval from the Department of Justice ("DOJ") and the Federal Communications Commission ("FCC") for its acquisition of Midwest Wireless, on September 7, 2006, Alltel agreed to divest certain wireless operations in four rural markets in Minnesota. Accordingly, the four markets to be divested in Minnesota have been classified as discontinued operations in the accompanying unaudited consolidated financial statements. On April 3, 2007, Alltel completed the sale of these properties.

On July 17, 2006, Alltel completed the spin-off of its wireline telecommunications business to its stockholders and the merger of that wireline business with Valor Communications Group, Inc. ("Valor"). The spin-off included the majority of Alltel’s communications support services, including directory publishing, information technology outsourcing services, retail long-distance and the wireline sales portion of communications products. The new wireline company formed in the merger of Alltel's wireline operations and Valor is named Windstream Corporation. As a result, Alltel's historical results of operations have been adjusted to reflect the wireline business as discontinued operations in the accompanying unaudited consolidated financial statements.

In addition, as a condition of receiving approval for the Western Wireless acquisition from the DOJ and the FCC, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. In December 2005, Alltel completed an exchange of wireless properties with United States Cellular Corporation that included a substantial portion of the divestiture requirements related to the merger. In the first quarter of 2006, Alltel completed the required divestitures with the sale of the remaining property in Arkansas. During 2005, Alltel completed the sales of international operations in Georgia, Ghana and Ireland acquired from Western Wireless. During the second quarter of 2006, Alltel completed the sales of the remaining international operations acquired from Western Wireless in Austria, Bolivia, Côte d’Ivoire, Haiti, and Slovenia. As a result, the acquired international operations and interests of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations in the accompanying unaudited consolidated financial statements.

-end-